EXHIBIT 10.9.11
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                                   PROMISSORY NOTE

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                   LOAN     MA-      LOAN        COL-                    INIT-
    PRINCIPAL      DATE     TURITY   NO. CALL  LATERAL  ACCOUNT OFFICER  IALS
   ---------       ----     ------  ---- ---- -------  -------  ------- ------
   $15,700,000.00  02-28-97 03-02-98            BL,RE   0224851   NVB
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       REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT
              THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN
                                       OR ITEM.
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    BORROWER: CHEMPOWER, INC.               LENDER: FIRST NATIONAL BANK OF OHIO
             807 E. TURKEYFOOT LAKE ROAD           COMMERCIAL LOAN DEPARTMENT
               AKRON, OHIO 44319                     106 S. MAIN STREET
                                                     AKRON, OHIO 44308



     PRINCIPAL AMOUNT: $15,700,000.00              INITIAL INTEREST RATE: 6.938%
                                                      DATE OF NOTE: 02-28-97


    PROMISE TO PAY. Chempower, Inc. ("Borrower") promises to pay to First National Bank of Ohio ("Lender"), or order, in lawful money of the United States of America, the principal amount of Fifteen Million Seven Hundred Thousand and 00/100 Dollars ($15,700,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

    PAYMENT. In one payment of all outstanding principal plus all accrued unpaid interest on March 2, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning April 1, 1997, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

    VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the 30 DAY LONDON INTERBANK OFFERED RATE (LIBOR) AS PUBLISHED IN THE WALL STREET JOURNAL (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each THIRTY (30) DAYS, AFTER THE DATE OF NOTE AND EVERY THIRTY (30) DAYS THEREAFTER. CHANGES IN THE INTEREST RATE WILL BE BASED ON THE INDEX VALUE OF THE MOST RECENT PUBLISHED RELEASE TWO DAYS PRIOR TO SCHEDULED RATE CHANGE DATE. The Index currently is 5.438% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.500 percentage points over the Index, resulting in an initial rate of 6.938% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

    PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower or Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

    LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 7.000% of the unpaid portion of the regularly scheduled payment or $500.00, whichever is less.

    EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         (a)  PAYMENTS. The Borrower shall fail to pay when due any installment
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       of  principal, interest or  other sum  payable hereunder  within ten (10)
       calendar days of the due date thereof;

          (b)  BREACH  OF LOAN  AGREEMENT  OR NOTE.  The  Borrower shall  be  in
               ------------------------------------
       default of any of the provisions of this Note or the provisions of the Loan Agreement between Borrower and Lender dated as of the date hereof pursuant to which this Note was executed.

          (c)  GENERAL INSECURITY. The Lender for any reason in good faith deems
               ------------------
      itself insecure with respect to the repayment of the indebtedness provided for herein.

     DEFAULT. Borrower shall be in default of this Note if there occurs any Event of Default.

     RIGHT TO CURE. If any Event of Default (other than a default in payment) is curable, and if Borrower has not been given a notice of a similar Event of Default within the preceding 12 month period, it may be cured (and no Event of Default will have occurred) if Borrower (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, and only with the express written consent of Lender, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps to produce compliance as soon as reasonably practicable.

     LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. If any Event of Default shall occur and be continuing, the Lender shall have, in addition to the remedies set forth herein, all other remedies specified in the Loan Agreement or any document executed in connection therewith, or such remedies as otherwise available under law. This Note has been delivered to Lender and accepted by Lender in the State of Ohio. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Summit County, the State of Ohio. This Note shall be governed by and construed in accordance with the laws of the State of Ohio.

     CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, plus attorneys' fees as provided in this Note, plus costs of this suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full.

     DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

     COLLATERAL. This Note is secured by among other things, a first lien on accounts receivable, inventory, equipment, as well as a first mortgage on Real Estate located at 1501 Raff Road, Canton, Ohio, 185 Plumpton Avenue, Washington, Pennsylvania, 4801 West Trace Creek Road, Waverly, Tennessee, 807 E. Turkeyfoot Lake Road, Akron, Ohio, 3600 Cardiff Avenue, Cincinnati, Ohio, 6050 West Virginia State Route 34, Winfield, West Virginia, as evidenced by a Security Agreement and Mortgages of even date.

     LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at
     Lender's  address  shown  above  written  notice  of  revocation  of  their authority. Toomas J. Kukk, Chairman/President/CEO. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

     LETTER OF CREDIT. Borrower hereby authorizes Lender to draw against this Line of Credit for reimbursement of any payments made by Lender pursuant to any Letter of Credit, Check Guarantee Letter or Foreign Exchange Contract, issued or signed by Lender, or any affiliate of the Lender, for the account of the Borrower. Borrower agrees to reimburse Lender for any such payments in accordance with the terms of this agreement. Borrower agrees that Lender may reduce the availability of this Line of Credit by the amount of the Letter of Credit, Check Guarantee Letter or 15% of the Foreign Exchange Contract, for the period of time that the Letter of Credit, Check Guarantee Letter or Foreign Exchange Contract, is outstanding if the Letter of Credit, Check Guarantee Letter or Foreign Exchange Contract, is issued against this Line of Credit.

     GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. In particular, this section means (among other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Ohio (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waiver presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

     PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

     NOTICE:  FOR THIS NOTICE "YOU" MEANS THE BORROWER.

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     WARNING:  BY  SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
     TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
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     BORROWER:

     Chempower, Inc.


     By:  /s/ Toomas J. Kukk
        ______________________________________
        Toomas J. Kukk, Chairman/President/CEO